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                                                                   EXHIBIT 10.21


         AGREEMENT NO. 1 OF JULY 22, 2005 TO THE "SHIPMAN 98" AGREEMENT DATED JULY 1, 2004 BETWEEN ADVENTURE TWO S.A. & FREE BULKERS S.A.


IT IS TODAY MUTUALLY AGREED THAT THE FOLLOWING AMENDMENTS ARE IN FORCE


BOX 10 - YES, 1% OF GROSS AMOUNT


BOX 13 - YES, 1.25 % OF GROSS FREIGHT, DEMURRAGE HIRE PAYABLE ON FIXTURES AFTER REDELIVERY FROM CP DD JUNE 30, 2004





THE OWNERS                                             THE MANAGERS


/s/ George D. Gourdomichalis                           /s/ Ion G. Varouxakis